UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2009

Western Asset Emerging Markets Income Fund Inc.

(EMD)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	14

Board approval of management and subadvisory agreements	25

Additional shareholder information	31

Dividend reinvestment plan	32

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the six-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have

Western Asset Emerging Markets Income Fund Inc.	I

Letter from the chairman continued

moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 0.92% and 3.47%, respectively, two- and ten-year Treasury yields initially moved sharply higher (and their prices lower). Two-year yields peaked at 1.42% on June 8, 2009 and ten-year yields peaked at 3.98% on June 10th, before falling and ending the reporting period at 0.67% and 3.21%, respectively. In a reversal from 2008, investor risk aversion faded during the six-month reporting period, driving spread sector (non-Treasury) prices higher. For the six months ended November 30, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 6.21%.

The high-yield bond market produced very strong results for the six months ended November 30, 2009. In sharp contrast to its poor results in late 2008 and February 2009, the asset class posted positive returns during all six months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the six months ended November 30, 2009, the Citigroup High Yield Market Indexvii returned 20.33%.

Emerging market debt prices rallied sharply—posting positive returns during all six months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the six months ended November 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 13.00%.

II	Western Asset Emerging Markets Income Fund Inc.

Performance review

For the six months ended November 30, 2009, Western Asset Emerging Markets Income Fund Inc. returned 19.30% based on its net asset value (“NAV”)ix and 28.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 13.00% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagex returned 17.16% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.50 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of November 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$14.06 (NAV)	19.30%
$12.37 (Market Price)	28.03%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

Western Asset Emerging Markets Income Fund Inc.	III

Letter from the chairman continued

website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

IV	Western Asset Emerging Markets Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc.	V

(This page intentionally left blank.)

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Sovereign bonds
48.2
48.0
Energy
13.7
11.1
Financials
9.8
13.4
Telecommunication services
7.9
7.8
Materials
7.7
7.6
Utilities
2.6
1.5
Consumer discretionary
2.4
0.7
Industrials
1.4
1.6
U.S. government & agency obligations
0.8
0.0
Collateralized senior loans
0.5
0.5
Warrants
0.1
0.1
Short-term investments
4.9
7.7
As of November 30, 2009
As of May 31, 2009
0%
10%
20%
30%
40%
50%

†   The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and May 31, 2009, and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 47.2%
		Argentina — 4.5%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03(a)	$636,664
1,000,000	DEM	9.000% due 9/19/03(a)	300,114
3,500,000	DEM	7.000% due 3/18/04(a)	1,080,603
3,875,000	DEM	8.500% due 2/23/05(a)	1,214,959
5,400,000	DEM	11.250% due 4/10/06(a)	1,703,460
1,000,000	EUR	9.000% due 4/26/06(a)	607,601
550,000	EUR	9.000% due 7/6/10(a)	326,961
1,000,000	DEM	11.750% due 5/20/11(a)	312,579
8,800,000	DEM	12.000% due 9/19/16(a)	2,666,318
950,000	DEM	11.750% due 11/13/26(a)	283,287
5,165,000		7.000% due 9/12/13	4,257,251
		GDP Linked Securities:
3,195,000		1.330% due 12/15/35(b)	277,965
3,800,000	EUR	1.985% due 12/15/35(b)	285,047
20,189,523	ARS	2.458% due 12/15/35(b)	412,875
		Medium-Term Notes:
6,500,000,000	ITL	7.000% due 3/18/04(a)	1,888,609
3,000,000,000	ITL	5.002% due 7/13/05(a)	883,288
1,000,000	EUR	10.000% due 2/22/07(a)	620,728
1,000,000,000	ITL	7.625% due 8/11/07(a)	302,178
625,000	DEM	8.000% due 10/30/09(a)(c)	185,774
		Total Argentina	18,246,261
		Brazil — 5.4%
		Brazil Nota do Tesouro Nacional, Notes:
1,419,000	BRL	10.000% due 7/1/10	813,112
32,118,000	BRL	10.000% due 1/1/12	17,731,898
		Federative Republic of Brazil:
2,556,000		7.125% due 1/20/37	3,037,806
944		Collective Action Securities, Notes, 8.000% due 1/15/18	1,107
		Total Brazil	21,583,923
		Colombia — 3.9%
		Republic of Colombia:
8,701,000		7.375% due 9/18/37	9,984,398
4,926,000		Senior Notes, 7.375% due 3/18/19	5,768,346
		Total Colombia	15,752,744
		Gabon — 0.6%
2,160,000		Gabonese Republic, 8.200% due 12/12/17(d)	2,208,600

See Notes to Financial Statements.

2	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Indonesia — 2.6%
		Republic of Indonesia:
10,904,000,000	IDR	10.250% due 7/15/22	$1,135,746
21,720,000,000	IDR	11.000% due 9/15/25	2,338,581
21,034,000,000	IDR	10.250% due 7/15/27	2,138,612
25,039,000,000	IDR	9.750% due 5/15/37	2,406,392
2,220,000		Senior Bonds, 6.875% due 1/17/18(d)	2,369,850
		Total Indonesia	10,389,181
		Mexico — 3.9%
		United Mexican States, Medium-Term Notes:
8,175,000		8.000% due 9/24/22	10,259,625
5,334,000		6.050% due 1/11/40	5,480,685
		Total Mexico	15,740,310
		Panama — 3.4%
		Republic of Panama:
1,664,000		7.250% due 3/15/15	1,911,936
2,283,000		9.375% due 4/1/29	3,230,445
7,710,000		6.700% due 1/26/36	8,481,000
		Total Panama	13,623,381
		Peru — 3.1%
		Republic of Peru:
169,000		8.750% due 11/21/33	228,995
2,725,000		6.550% due 3/14/37	2,936,188
		Global Senior Bonds:
3,550,000		8.375% due 5/3/16	4,366,500
4,300,000		7.350% due 7/21/25	5,106,250
		Total Peru	12,637,933
		Qatar — 0.3%
1,080,000		State of Qatar, Senior Notes, 4.000% due 1/20/15(d)	1,086,750
		Russia — 5.9%
		Russian Federation:
110,000		11.000% due 7/24/18(d)	154,275
617,000		12.750% due 6/24/28(d)	1,070,557
19,869,720		7.500% due 3/31/30(d)	22,603,793
		Total Russia	23,828,625
		Turkey — 7.9%
		Republic of Turkey:
3,348,000		11.875% due 1/15/30	5,407,020
25,804,000		Notes, 6.875% due 3/17/36	26,384,590
100,000		Senior Notes, 7.500% due 7/14/17	114,250
		Total Turkey	31,905,860

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	United Arab Emirates — 0.2%
860,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(d)	$913,612
	Venezuela — 5.5%
	Bolivarian Republic of Venezuela:
6,694,000	8.500% due 10/8/14	5,304,995
9,192,000	5.750% due 2/26/16(d)	5,745,000
1,920,000	7.000% due 12/1/18(d)	1,176,000
933,000	7.650% due 4/21/25	524,813
	Collective Action Securities:
7,239,000	9.375% due 1/13/34	4,940,617
4,600,000	Notes, 10.750% due 9/19/13	4,255,000
	Total Venezuela	21,946,425
	TOTAL SOVEREIGN BONDS (Cost — $178,967,539)	189,863,605
COLLATERALIZED SENIOR LOANS — 0.5%
	United States — 0.5%
	Ashmore Energy International:
248,796	Synthetic Revolving Credit Facility, 3.234% due 12/30/09(e)(f)	228,582
1,923,618	Term Loan, 3.283% due 12/31/09(e)(f)	1,767,324
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,950,166)	1,995,906
CORPORATE BONDS & NOTES — 44.6%
	Brazil — 7.5%
	Centrais Eletricas Brasileiras SA, Senior Notes:
1,860,000	6.875% due 7/30/19(d)	1,987,875
1,800,000	6.875% due 7/30/19(d)	1,923,750
980,000	Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20(d)	977,060
	Globo Communicacoes e Participacoes SA:
2,556,000	7.250% due 4/26/22(d)	2,664,630
110,000	Senior Bonds, 7.250% due 4/26/22(d)	114,675
	GTL Trade Finance Inc. Senior Notes:
730,000	7.250% due 10/20/17(d)	754,638
1,263,000	7.250% due 10/20/17(d)	1,305,626
950,000	NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(d)	955,937
	Odebrecht Finance Ltd.:
560,000	7.500% due 10/18/17(d)	569,800
2,440,000	Senior Notes, 7.000% due 4/21/20(d)	2,385,100
	Vale Overseas Ltd., Notes:
2,436,000	8.250% due 1/17/34	2,906,382
13,228,000	6.875% due 11/21/36	13,531,014
	Total Brazil	30,076,487

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Cayman Islands — 0.9%
3,710,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	$ 3,838,644
	Chile — 1.4%
2,287,000	Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19	2,530,906
2,894,000	Enersis SA, Notes, 7.375% due 1/15/14	3,241,813
	Total Chile	5,772,719
	China — 0.2%
1,040,000	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10(b)(d)	1,034,800
	Colombia — 1.5%
2,600,000	Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	2,947,880
	EEB International Ltd.:
720,000	8.750% due 10/31/14(d)	790,200
1,120,000	Senior Bonds, 8.750% due 10/31/14(d)	1,229,200
870,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(d)	983,100
	Total Colombia	5,950,380
	India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22(b)(d)	502,470
454,000	6.375% due 4/30/22(b)(d)	400,780
	Total India	903,250
	Ireland — 1.3%
5,017,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(d)	5,243,568
	Kazakhstan — 1.9%
7,070,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(d)	7,483,350
	Malaysia — 3.8%
	Petronas Capital Ltd.:
12,910,000	5.250% due 8/12/19(d)	13,354,078
1,758,000	5.250% due 8/12/19(d)	1,805,371
	Total Malaysia	15,159,449
	Mexico — 8.1%
4,868,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	5,234,356
	Axtel SAB de CV, Senior Notes:
8,540,000	7.625% due 2/1/17(d)	8,326,500
2,156,000	7.625% due 2/1/17(d)	2,096,710
	Grupo Televisa SA:
4,050,000	Senior Bonds, 6.625% due 1/15/40(d)	3,994,312
1,910,000	Senior Notes, 6.625% due 3/18/25	1,927,511

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Mexico — 8.1% continued
320,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	$ 328,800
10,591,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	10,662,447
130,000	Petroleos Mexicanos, Notes, 8.000% due 5/3/19	153,400
	Total Mexico	32,724,036
	Qatar — 1.4%
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds:
2,640,000	5.500% due 9/30/14(d)	2,785,525
2,429,000	6.750% due 9/30/19(d)	2,684,878
	Total Qatar	5,470,403
	Russia — 11.7%
	Evraz Group SA, Notes:
2,265,000	8.875% due 4/24/13(d)	2,259,337
730,000	8.875% due 4/24/13(d)	733,650
810,000	9.500% due 4/24/18(d)	816,075
	LUKOIL International Finance BV:
5,216,000	Bonds, 6.656% due 6/7/22(d)	5,098,640
1,459,000	Notes, 6.356% due 6/7/17(d)	1,426,173
	RSHB Capital, Loan Participation Notes:
	Secured Notes:
6,890,000	7.125% due 1/14/14(d)	7,186,959
3,750,000	7.125% due 1/14/14(d)	3,969,750
3,563,000	Senior Secured Bonds, 6.299% due 5/15/17(d)	3,564,781
	Senior Secured Notes:
3,414,000	7.175% due 5/16/13(d)	3,612,353
2,630,000	7.175% due 5/16/13(d)	2,761,500
5,580,000	9.000% due 6/11/14(d)	6,275,268
	TNK-BP Finance SA:
2,387,000	6.625% due 3/20/17(d)	2,267,650
218,000	7.875% due 3/13/18(d)	219,908
	Senior Notes:
2,105,000	7.500% due 3/13/13(d)	2,199,725
2,110,000	7.500% due 7/18/16(d)	2,141,650
720,000	7.500% due 7/18/16(d)	723,600
310,000	7.875% due 3/13/18(d)	311,550
657,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(d)	665,213

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 11.7% continued
750,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(d)	$ 781,875
		Total Russia	47,015,657
		Thailand — 2.2%
		True Move Co., Ltd.:
430,000		10.750% due 12/16/13(d)	402,050
3,070,000		10.375% due 8/1/14(d)	2,809,050
6,200,000		Notes, 10.750% due 12/16/13(d)	5,797,000
		Total Thailand	9,008,100
		Trinidad and Tobago — 0.5%
1,740,000		Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(d)	1,970,550
		United Kingdom — 1.9%
56,805,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(b)(d)	1,414,785
6,200,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(d)	6,246,500
		Total United Kingdom	7,661,285
		United States — 0.1%
310,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	334,873
		TOTAL CORPORATE BONDS & NOTES (Cost — $168,783,661)	179,647,551
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.8%
		U.S. Government Agencies — 0.8%
900,000		Federal Home Loan Bank (FHLB), Bonds, 4.750% due 12/10/10	939,713
2,100,000		Federal National Mortgage Association (FNMA), Notes, 2.875% due 10/12/10(g)	2,145,347
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,065,428)	3,085,060
WARRANTS
WARRANTS — 0.1%
11,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $356,500)	304,750
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $353,123,294)	374,896,872
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 4.8%
		U.S. Government Agency — 0.2%
812,000		Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10(g)(h)(i) (Cost — $811,504)	811,503

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	U.S. Government Obligation — 1.2%
5,000,000	U.S. Treasury Bills, 0.165% due 4/29/10(h) (Cost — $4,996,585)	$ 4,998,201
	Repurchase Agreement — 3.4%
13,461,000	Morgan Stanley tri-party repurchase agreement dated 11/30/09, 0.130% due 12/1/09; Proceeds at maturity — $13,461,049; (Fully collateralized by various U.S. government agency obligations, 0.119% to 0.134% due 12/15/09 to 7/9/10; Market value — $13,735,852) (Cost — $13,461,000)	13,461,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $19,269,089)	19,270,704
	TOTAL INVESTMENTS — 98.0% (Cost — $372,392,383#)	394,167,576
	Other Assets in Excess of Liabilities — 2.0%	8,076,823
	TOTAL NET ASSETS — 100.0%	$402,244,399

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of November 30, 2009.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	The maturity date represents the last in range of interest rate reset dates.
(f)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	– Argentine Peso
BRL	– Brazilian Real
DEM	– German Mark
EUR	– Euro
GDP	– Gross Domestic Product
IDR	– Indonesian Rupiah
ITL	– Italian Lira
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

SUMMARY OF INVESTMENTS BY SECTOR**

Sovereign bonds	48.2%
Energy	13.7
Financials	9.8
Telecommunication services	7.9
Materials	7.7
Utilities	2.6
Consumer discretionary	2.4
Industrials	1.4
U.S. government & agency obligations	0.8
Collateralized senior loans	0.5
Warrants	0.1
Short-term investments	4.9
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2009 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

November 30, 2009

ASSETS:
Investments, at value (Cost — $372,392,383)	$394,167,576
Foreign currency, at value (Cost — $1,385,713)	1,277,809
Cash	520
Interest receivable	7,355,659
Receivable for securities sold	2,833,098
Receivable from broker — variation margin on open futures contracts	21,905
Prepaid expenses	22,218
Total Assets	405,678,785
LIABILITIES:
Payable for securities purchased	2,780,000
Investment management fee payable	344,702
Unrealized depreciation on swaps	173,632
Directors’ fees payable	1,000
Accrued expenses	135,052
Total Liabilities	3,434,386
TOTAL NET ASSETS	$402,244,399
NET ASSETS:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	2,009,129
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(10,104,067)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	22,108,324
TOTAL NET ASSETS	$402,244,399
Shares Outstanding	28,613,964
Net Asset Value	$14.06

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2009

INVESTMENT INCOME:
Interest	$14,298,399
Dividends	34,500
Less: Foreign taxes withheld	(62,889)
Total Investment Income	14,270,010
EXPENSES:
Investment management fee (Note 2)	1,982,714
Commitment fee (Note 5)	305,001
Legal fees	47,493
Directors’ fees	46,318
Custody fees	44,741
Shareholder reports	37,009
Transfer agent fees	32,961
Audit and tax	31,803
Stock exchange listing fees	18,239
Insurance	3,870
Miscellaneous expenses	7,277
Total Expenses	2,557,426
NET INVESTMENT INCOME	11,712,584
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,884,602)
Futures contracts	753,946
Foreign currency transactions	39,677
Net Realized Loss	(2,090,979)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	55,344,874
Futures contracts	1,247,637
Swap contracts	(173,632)
Foreign currencies	(96,760)
Change in Net Unrealized Appreciation/Depreciation	56,322,119
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	54,231,140
INCREASE IN NET ASSETS FROM OPERATIONS	$65,943,724

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	11

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (unaudited) AND THE YEAR ENDED MAY 31, 2009	November 30	May 31
OPERATIONS:
Net investment income	$ 11,712,584	$ 23,342,061
Net realized loss	(2,090,979)	(13,889,122)
Change in net unrealized appreciation/depreciation	56,322,119	(24,926,563)
Increase (Decrease) in Net Assets From Operations	65,943,724	(15,473,624)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(14,306,982)	(27,582,011)
Net realized gains	—	(3,184,973)
Decrease in Net Assets From Distributions to Shareholders	(14,306,982)	(30,766,984)
FUND SHARE TRANSACTIONS (NOTE 7):
Net assets of shares issued in connection with merger (0 and 4,181,461 shares issued, respectively)	—	41,997,225
Cost of aggregate fractional shares repurchased (0 and 58 aggregate fractional shares, respectively)	—	(579)
Increase in Net Assets From Fund Share Transactions	—	41,996,646
INCREASE (DECREASE) IN NET ASSETS	51,636,742	(4,243,962)
NET ASSETS:
Beginning of period	350,607,657	354,851,619
End of period*	$402,244,399	$350,607,657
* Includes undistributed net investment income of:	$2,009,129	$4,603,527

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

	2009[1,2]		2009[2]	2008[2]	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.25		$14.52	$15.00	$14.34	$14.72	$12.84
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.41		0.87	0.90	0.81	0.98	1.15
Net realized and unrealized gain (loss)	1.90		(1.98)	(0.25)	1.18	0.35	2.37
Total income (loss) from operations	2.31		(1.11)	0.65	1.99	1.33	3.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)		(1.03)	(0.77)	(0.68)	(0.78)	(1.41)
Net realized gains	—		(0.13)	(0.36)	(0.65)	(0.93)	(0.24)
Total distributions	(0.50)		(1.16)	(1.13)	(1.33)	(1.71)	(1.65)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—	—	—	0.01
NET ASSET VALUE, END OF PERIOD	$14.06		$12.25	$14.52	$15.00	$14.34	$14.72
MARKET PRICE, END OF PERIOD	$12.37		$10.10	$13.41	$13.82	$12.57	$13.57
Total return, based on NAV [3,4]	19.30%		(6.94)%	4.62%	14.46%	9.12%	29.20%
Total return, based on Market Price [4]	28.03%		(15.05)%	5.86%	21.77%	5.05%	5.27%
NET ASSETS, END OF PERIOD (000s)	$402,244		$350,608	$354,852	$366,393	$350,372	$359,610
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.35%[5]		1.44%[6]	1.53%	1.27%	1.83%	2.22%
Gross expenses, excluding interest expense	1.35	[5]	1.42 [6]	1.28	1.18	1.17	1.19
Net expenses	1.35	[5]	1.44 [6]	1.53	1.27 [7]	1.82 [7]	2.22
Net expenses, excluding interest expense	1.35	[5]	1.42 [6]	1.28	1.18 [7]	1.17 [7]	1.19
Net investment income	6.20	[5]	7.39	6.21	5.47	6.06	8.29
PORTFOLIO TURNOVER RATE	30%		36%	45%	87%	98%	75%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	—	[8]	— [8]	— [8]	— [8]	$30,000	$55,000
Asset Coverage (000s)	—	[8]	— [8]	— [8]	— [8]	$380,372	$414,610
Asset Coverage for Loan Outstanding	—	[8]	— [8]	— [8]	— [8]	1,268%	754%
Weighted Average Loan (000s)	—	[8]	— [8]	— [8]	$904	$38,767	$74,192
Weighted Average Interest Rate on Loans	—	[8]	— [8]	— [8]	5.22%[8]	5.16%	3.34%

1	For the six months ended November 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.43% and 1.40%, respectively.

7	Reflects fee waivers and/or expense reimbursements.
8	At November 30, 2009, May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value,

14	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:†
Sovereign bonds	—	$189,677,831	$185,774	$189,863,605
Collateralized senior loans	—	1,995,906	—	1,995,906
Corporate bonds & notes	—	179,647,551	—	179,647,551
U.S. government & agency obligations	—	3,085,060	—	3,085,060
Warrants	—	304,750	—	304,750
Total long-term investments	—	374,711,098	185,774	374,896,872
Short-term investment†	—	19,270,704	—	19,270,704
Total investments	—	$393,981,802	$185,774	$394,167,576
Other financial instruments:
Futures contracts	$576,392	—	—	$ 576,392
Interest rate swaps‡	—	(173,632)	—	(173,632)
Total other financial instruments	$576,392	$ (173,632)	—	$ 402,760
Total	$576,392	$393,808,170	$185,774	$394,570,336

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	SOVEREIGN BONDS
Balance as of May 31, 2009	—
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	$185,774
Balance as of November 30, 2009	$185,774
Net unrealized appreciation (depreciation) for investments in securities still held at November 30, 2009[1]	$ 82,181

1         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

16	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

18	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western

20	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$112,104,252	$3,098,130
Sales	104,334,900	—

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 34,308,959
Gross unrealized depreciation	(12,533,766)
Net unrealized appreciation	$ 21,775,193

At November 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	353	3/10	$41,761,546	$42,337,938	$576,392

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

At November 30, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse	$ 7,108,337	1/2/12	BRL-CDI	10.560%	—	$ (65,786	)*
Credit Suisse	10,798,227	1/2/12	BRL-CDI	10.510%	—	(107,846	)*
Total	$17,906,564				—	$(173,632)

†             Notional amount denominated in U.S. dollars, unless otherwise noted.

‡             Percentage shown is an annual percentage rate.

*            Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2009.

ASSET DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$576,392	—	$576,392

LIABILITY DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts[3]	$173,632	—	$173,632

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2              Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3              Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period.

22	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$753,946	—	$753,946

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$1,247,637	—	$1,247,637
Swap contracts	(173,632)	—	(173,632)
Total	$1,074,005	—	$1,074,005

For the six months ended November 30, 2009, the Fund had an average market value of $41,585,449 in futures contracts to buy and average notional balances in interest rate swap contracts of $15,348,483.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At November 30, 2009, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007 and again as of November 14, 2008, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the

Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

loan available, whether used or unused. For the six months ended November 30, 2009, the Fund paid $305,001 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

6. Distributions subsequent to November 30, 2009

On November 16, 2009, the Board of Directors of the Fund declared a distribution in the amount of $0.2500 per share payable on December 28, 2009 to shareholders of record on December 18, 2009.

7. Transfer of net assets

On October 31, 2008, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Income Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Western Asset Emerging Markets Income Fund Inc.	4,181,461	$41,997,225	$245,392,637

As part of the reorganization, shareholders of the Acquired Fund received 0.992105 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $16,017,132, accumulated net realized loss of $357,205 and undistributed net investment income of $92,448. Total net assets of the Fund immediately after the transfer were $287,389,862. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Capital loss carryforward

As of May 31, 2009, the Fund had a net capital loss carryforward of $842,078, of which $201,318 expires in 2016 and $640,760 expires in 2017. These amounts will be available to offset any future taxable capital gains subject to certain limitations as a result of the reorganization discussed in Note 7.

24	Western Asset Emerging Markets Income Fund Inc. 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being

Western Asset Emerging Markets Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. The Non-U.S. Sub-Advisers each helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

26	Western Asset Emerging Markets Income Fund Inc.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged emerging markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked seventh among the ten funds in the Performance Universe for that period and was worse than the Performance Universe median; the Fund’s performance for the 3-year period ended June 30, 2009 was ranked fifth among the nine funds in the Performance Universe for that period and was at the Performance Universe median; the Fund’s performance for the 5-year period ended June 30, 2009 was ranked second among the nine funds in the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2009 was ranked first among the eight funds in the Performance Universe for that period. In addressing the Fund’s performance for the 1-year period, the Manager noted that the Performance Universe was limited and included two funds with strategies that are not representative of the peer group strategies. Moreover, the Fund’s relative performance was adversely affected by holdings in local markets and corporate debt that underperformed in the crisis environment of 2008 but which improved in 2009. The Board noted that the performance of the Fund for the 5- and 10-year periods remained strong but that the current portfolio management team assumed responsibility for the Fund only in 2005. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Western Asset Emerging Markets Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees paid to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees paid to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and nine other non-leveraged emerging markets debt closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $30 million to $1.306 billion. Three of the other funds in the Expense Universe were larger than the Fund and six of the other funds were smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on a contractual basis was ranked fifth among the ten funds in the Expense Universe and was at the Expense Universe median; the Management Fee on an actual basis (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe and was at the Expense Universe median; and the Fund’s actual total expenses were ranked fifth among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted the small number of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided

28	Western Asset Emerging Markets Income Fund Inc.

with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of accounts.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 3 percent over the period covered by the analysis. The Board concluded that profitability remained at a reasonable level given the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Western Asset Emerging Markets Income Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard them as unreasonable under the circumstances.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

30	Western Asset Emerging Markets Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund Inc. was held on September 25, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Paolo M. Cucchi	21,803,506	757,531
Leslie H. Gelb	21,716,907	844,129
Riordan Roett	21,813,354	747,687

At November 30, 2009, in addition to Paolo M. Cucchi, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

R. Jay Gerken

William R. Hutchinson

Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund Inc.	31

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such

32	Western Asset Emerging Markets Income Fund Inc.

purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such

Western Asset Emerging Markets Income Fund Inc.	33

Dividend reinvestment plan (unaudited) continued

purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary

34	Western Asset Emerging Markets Income Fund Inc.

or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund Inc.	35

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Western Asset Emerging Markets Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd. in Singapore
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Office and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017

Albert Laskaj	New York Stock Exchange Symbol
Controller	EMD

Western Asset Emerging Markets Income Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX011557 1/10 SR09-994

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 28, 2010